UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 29, 2007

PEAK RESOURCES INC.

(Exact name of registrant as specified in its charter)

NEVADA (State of incorporation or organization)	333-141936 (Commission File Number)	00-0000000 (IRS Identification No.)

2103 Tyrone Place, Penticton, British Columbia, Canada (Address of principal executive offices)	V2A 8Z2 (Zip Code)

Registrant's Telephone Number, including area code:  (250) 490-3378

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 27, 2007 Peak Resources Inc. signed an extension to an original property acquisition agreement with Bear Claw Capital Corporation.  The original agreement was signed on signed on September 18, 2006.  Under the terms of the revised Kalamalka Property Agreement both companies mutually agreed that Peak Resources Inc. would have until September 30, 2008 to meet its obligation to expend a total of $30,000 in exploration costs on the Kalamalka property.  Peak Resources Ltd. paid Bear Claw Capital Corporation a fee of $5,000 to extend the agreement.

Item 9.01.  Financial Statements and Exhibits.

     (d)  Exhibits

Exhibit Number	Description	Status

10.6	Kalamalka Property Agreement Addendum dated October 27, 2007	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2007

By:  /s/ Larry Olson

Larry J. Olson
Principal Executive Officer

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